Exhibit 99.2

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. First Quarter 2021 Teleconference Supplemental Data

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. Cautionary Statement 2 Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding COVID-19 pandemic trends, the global economic recovery, and our financial and business performance and prospects, including sales and earnings. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. In particular, with respect to the pandemic, numerous factors will determine the extent of the impact on our business, including the severity of the disease, the duration of the outbreak, the distribution and efficacy of vaccines, the likelihood of a resurgence of the outbreak, actions that may be taken by governmental authorities intended to minimize the spread of the pandemic or to stimulate the economy and other unintended consequences. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the effects and duration of the COVID-19 pandemic; the vitality of the markets we serve; the impact of economic factors such as the worldwide economy; our ability to execute key business initiatives; potential information technology infrastructure failures or breaches in data security; our ability to attract, retain and develop high caliber management talent to lead our business; our ability to innovate and to commercialize digital solutions; exposure to global economic, political and legal risks; difficulty in procuring raw materials or fluctuations in raw material costs; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 3  Overview ▪ Sequentially improving underlying trends in Ecolab’s first quarter, driven by further good new business wins, customer penetration gains, continued pricing and generally improving market conditions were negatively impacted by supply chain and customer disruptions from the Texas freeze.  Sales: ▪ Reported sales from continuing operations -4%. Acquisition adjusted fixed currency sales -8%. The Texas freeze is estimated to have had a -1pp impact on sales growth. ▪ Strong growth in the Healthcare & Life Sciences segment was more than offset by a modest Industrial segment decrease and narrowed declines in the Institutional & Specialty and Other segments as markets continued to improve and picked up toward the end of the quarter.  Operating Income: ▪ Reported operating income from continuing operations -21%. ▪ Adjusted fixed currency operating income from continuing operations -19%. The Texas freeze is estimated to have had a -9pp impact on operating income growth. ▪ Strong performances in the Healthcare & Life Sciences, Other and Industrial segments were offset by the COVID-19 impacted Institutional & Specialty segment.  Earnings: ▪ Reported diluted EPS from continuing operations $0.67, -33%. ▪ Adjusted diluted EPS from continuing operations, excluding special gains and charges and discrete tax items, were $0.81, -18%. Adjusted diluted EPS included an estimated unfavorable $0.10 (-10pp) per share from the Texas freeze supply chain and customer disruptions. ▪ The adjusted EPS decrease reflects COVID-19 related volume declines, Texas freeze impacts and unfavorable business mix which together more than offset cost savings and favorable pricing. 1Q 2021 Overview

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 4  Restaurants and lodging: The prior recovering trends in restaurant, hotel, entertainment facility, etc. traffic continued to be negatively impacted in 1Q 2021 by increased restrictions outside the U.S. following the global resurgence of COVID-19 infections. Trends generally improved towards the end of the quarter our large U.S. market. ▪ U.S. full service in-unit traffic average 45% of 2019 levels in 1Q. ▪ U.S. quickservice traffic averaged 98% of 2019 levels. ▪ Europe foodservice trends significantly more negative than U.S. ▪ Global lodging room demand improvement in the U.S. and China was partially offset by softer Europe trends. ▪ Sanitizing use in these facilities continued above 2019 levels and partially offset the traffic-related declines in other cleaning categories. 1Q 2021 Environment 4 Sources: NPD/Crest, Smith Travel. QSR foot traffic includes take-out. US Full Service Restaurant In-unit Foot Traffic vs 2019 Industry data US Quickservice Restaurant Traffic vs 2019 Lodging Rooms Sold vs 2019 -30% -20% -10% 0% 10% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 US EU China -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 March reflects estimated in-unit foot traffic

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 5 2021 Comment The continued uncertain outlook regarding the timing and pace of global economic recovery from COVID-19’s impact does not yet present an adequate basis for us to provide either quarterly or annual earnings forecasts. We expect continued recovery in the full year 2021. Healthcare & Life Sciences segment sales are expected to moderately improve over the prior year’s very strong gain, with good year-on-year sales growth from our Industrial and Other segments. We look for our Institutional & Specialty segment to show a significant year-on-year increase for the full year as it progressively recovers toward its pre-COVID peak 2019 levels. We look for significant growth in the second quarter, primarily driven by strong year-on-year growth in our Institutional division as new business as well as improving trends in early- reopening U.S. states and continued U.S. vaccination progress more than offset a softer Europe and emerging market recovery. We expect robust consolidated gains in the second half, and continue to look for strong year-on-year growth for the full year 2021 with earnings per share above 2019 earnings per share from continuing operations excluding the estimated $0.15 per share impact of the Texas freeze.

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 6 1Q 2021 Results *See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. (unaudited) (millions, except per share) 2021 Net sales $2,885.0 $3,020.6 -4% $2,885.0 $3,020.6 -4 % Operating income 297.3 376.2 -21% 329.7 401.2 -18 % NI from cont. ops. attributable to Ecolab 193.6 292.0 -34% 233.9 288.6 -19 % Diluted earnings per share NI from cont. ops. attributable to Ecolab $0.67 $1.00 -33% $0.81 $0.99 -18% 2021 Net sales $2,890.6 $3,088.6 -6% $2,890.6 $3,088.6 -6 % Operating income 297.8 384.0 -22% 330.2 409.0 -19 % Adjusted * First Quarter Ended March 31 Reported Adjusted * Public Currency Rates % Public Currency Rates % 2021 2020 Change 2020 Change Fixed Currency Rates * % Fixed Currency Rates % 2021 2020 Change 2020 Change

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 7 1Q 2021 Sales Growth Detail Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes sales to ChampionX post-separation and Venezuela results. Fixed Rate Acq./Div. Adj. Global Industrial % Change % Change Consolidated* % Change Water 0% 0% Volume & mix -10% Food & Beverage 2% -2% Pricing 1% Downstream -17% -17% Subtotal -8% Paper 2% 2% Acq./Div. 2% Total Global Industrial -2% -3% Fixed currency growth -6% Currency impact 2% Total -4% Global Institutional & Specialty Institutional -25% -25% Specialty -9% -9% Total Global Institutional & Specialty -21% -21% Global Healthcare & Life Sciences Healthcare 13% 12% Life Sciences 18% 19% Total Global Healthcare & Life 14% 14% Other Pest Elimination 5% 5% Textile Care -23% -23% Colloidal Technologies -6% -6% Total Other -3% -3% Total -6% -8%

1Q 2021 Income Statement / Margins (cont. ops.)

($ millions, unaudited)*	2021	% sales	2020	% sales	% change	Comments**
Gross Profit	**$1,173.0**	40.7%	$1,300.4	43.1%	-10 %	Adjusted gross margins were 41.3% in 2021 and 43.4% in 2020, with a narrowing decrease primarily reflecting the impact of COVID-19 related volume declines, the Texas freeze and unfavorable business mix which together more than offset the benefits of pricing. The freeze is estimated to have had a -0.7pp impact on gross margins.
SG&A	**862.9**	29.9%	908.3	30.1%	-5 %	The ratio decreased as cost savings more than offset the impact of lower sales and investments in the business.
Operating Income (fixed FX)						
Global Industrial	**219.2**	15.3%	209.6	14.3%	5 %	The margin increase was driven by cost savings and favorable pricing that more than offset lower volume from the Texas freeze. The freeze is estimated to have had a -1.7pp impact on Industrial margins.
Global Institutional & Specialty	**63.1**	7.4%	183.7	16.9%	-66 %	The lower margin reflected the significant COVID-19 related volume decline and unfavorable business mix which more than offset cost savings and favorable pricing.
Global Healthcare & Life Sciences	**45.6**	15.5%	24.0	9.3%	90 %	Margins increased due to the strong volume gains, favorable pricing and cost savings.
Other	**32.9**	12.1%	21.8	7.8%	51 %	Margins increased due to cost savings, favorable pricing and favorable business mix which together more than offset lower volumes.
Subtotal at fixed FX	**360.8**	12.6%	439.1	14.2%	-18 %	
FX	**(0.5)**		(7.8)			
Corporate						
Corp. Expense	**(30.6)**		(30.1)			Nalco intangible amortization.
Special Gains/(Ch.)	**(32.4)**		(25.0)			2020: Primarily related to restructuring charges and COVID-19 related charges, including pay protection for certain employees impacted by COVID-19's effects (net of government subsidies), testing and related costs.
Total Corporate Exp.	**(63.0)**		(55.1)			
Consolidated Op. Inc.	**$297.3**	10.3%	$376.2	12.5%	-21 %	Margins declined due to COVID-19 related volume declines, the Texas freeze impact and unfavorable business mix which together more than offset cost savings and favorable pricing. The freeze is estimated to have had a -1.1pp impact on consolidated margins.

*Public rates of exchange, except where noted.
**See "Non-GAAP Financial Measures" section of this presentation for corresponding reconciliations.

ECOLAB

Please see Ecolab's news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures.

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Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 9 1Q 2021 Balance Sheet / Cash Flow EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations. * Summary Balance Sheet (millions, unaudited) 2021 2020 (millions, unaudited) 2021 2020 Cash and cash eq. $1,189.5 $1,552.2 Short-term debt $24.3 $1,035.2 Accounts receivable, net 2,272.0 2,409.9 Accounts payable 1,128.2 1,042.2 Inventories 1,347.0 1,121.2 Other current liabilities 1,699.7 1,776.3 Other current assets 341.5 334.3 Current liabilities of disc. ops. - 403.7 Current assets of disc. ops. - 1,019.5 Long-term debt 6,685.8 6,743.5 PP&E, net 3,078.7 3,202.5 Pension/Postretirement 1,207.8 1,066.9 Goodwill and intangibles 9,086.3 8,433.1 Other liabilities 1,142.2 1,116.9 Other assets 893.1 984.0 Long-term liabilities of disc. ops. - 294.3 Long-term assets of disc. ops. - 3,282.9 Total equity 6,320.1 8,860.6 Total assets $18,208.1 $22,339.6 Total liab. and equity $18,208.1 $22,339.6 Selected Cash Flow items (millions, unaudited) 2021 2020 (unaudited) 2021 2020 Cash from op. activities $295.3 $308.3 Total Debt/Total Capital 51.5% 46.7% Depreciation 150.7 146.4 Net Debt/Total Capital 46.6% 41.3% Amortization 64.5 52.3 Net Debt/EBITDA(*) 2.5 2.3 Capital expenditures 102.1 147.7 Net Debt/Adjusted EBITDA(*) 2.3 2.1 March 31 March 31 Three Months Ended Selected Balance Sheet measures March 31 March 31

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 10 Appendix

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 11 Non-GAAP Financial Measures (unaudited) (millions, except percent) Net sales Reported GAAP net sales $2,885.0 $3,020.6 Effect of foreign currency translation 5.6 68.0 Non-GAAP fixed currency sales 2,890.6 3,088.6 Effect of acquisitions and divestitures (71.7) (17.5) Non-GAAP acquisition adjusted fixed currency sales 2,818.9 3,071.1 Cost of Sales Reported GAAP cost of sales $1,712.0 $1,720.2 Special (gains) and charges 19.6 9.1 Non-GAAP adjusted cost of sales $1,692.4 $1,711.1 Gross Margin Reported GAAP gross margin 40.7% 43.1 % Non-GAAP adjusted gross margin 41.3% 43.4 % Operating income Reported GAAP operating income $297.3 $376.2 Effect of foreign currency translation 0.5 7.8 Non-GAAP fixed currency operating income 297.8 384.0 Special (gains) and charges 32.4 25.0 Non-GAAP adjusted fixed currency operating income 330.2 409.0 Effect of acquisitions and divestitures (0.3) (0.1) Non-GAAP acquisition adjusted fixed currency operating income $329.9 $408.9 Operating Income Margin Reported GAAP operating income margin 10.3% 12.5 % Non-GAAP adjusted fixed currency operating income margin 11.4% 13.2 % Non-GAAP acquisition adjusted fixed currency operating income margin 11.7% 13.3 % First Quarter Ended March 31 2021 2020

Please see Ecolab’s news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 12 Non-GAAP Financial Measures (unaudited) (millions, except percent and per share) Net Income from continuing operations attributable to Ecolab Reported GAAP net income from continuing operations attributable to Ecolab $193.6 $292.0 Special (gains) and charges, after tax 24.2 18.5 Discrete tax net expense (benefit) 16.1 (21.9) Non-GAAP adjusted net income from continuing operations attributable to Ecolab $233.9 $288.6 Diluted EPS from continuing operations attributable to Ecolab Reported GAAP diluted EPS from continuing operations $0.67 $1.00 Special (gains) and charges, after tax 0.08 0.06 Discrete tax net expense (benefit) 0.06 (0.07) Non-GAAP adjusted diluted EPS from continuing operations $0.81 $0.99 Provision for Income Taxes Reported GAAP tax rate 25.2% 13.7 % Special gains and charges 0.0 0.8 Discrete tax items (5.5) 6.0 Non-GAAP adjusted tax rate 19.7% 20.5 % EBITDA (trailing twelve months ended) Net income including non-controlling interest $885.0 $1,483.6 Provision for income taxes 195.7 305.7 Interest expense, net 293.6 189.7 Depreciation 598.6 577.3 Amortization 230.6 207.7 EBITDA $2,203.5 $2,764.0 Special (gains) and charges impacting EBITDA 235.6 150.1 Adjusted EBITDA $2,439.1 $2,914.1 2021 2020 March 31 First Quarter Ended

Non-GAAP Financial Measures

(unaudited) (millions)	First Quarter Ended March 31					
	2021			2020		
	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales						
Global Industrial	**$1,433.9**	**(33.1)**	**$1,400.8**	$1,465.0	(17.2)	$1,447.8
Global Institutional & Specialty	**858.5**	**(2.9)**	**855.6**	1,087.2	-	1,087.2
Global Healthcare & Life Sciences	**293.7**	**(2.5)**	**291.2**	256.8	(0.3)	256.5
Other	**271.3**	**-**	**271.3**	279.6	-	279.6
Corporate	**33.2**	**(33.2)**	**-**	-	-	-
Subtotal at fixed currency rates	**2,890.6**	**(71.7)**	**2,818.9**	3,088.6	(17.5)	3,071.1
Currency impact	**(5.6)**			(68.0)		
Consolidated reported GAAP net sales	**$2,885.0**			$3,020.6		
Operating Income						
Global Industrial	**$219.2**	**(1.3)**	**$217.9**	$209.6	(0.1)	$209.5
Global Institutional & Specialty	**63.1**	**1.0**	**64.1**	183.7	-	183.7
Global Healthcare & Life Sciences	**45.6**	**-**	**45.6**	24.0	-	24.0
Other	**32.9**	**-**	**32.9**	21.8	-	21.8
Corporate	**(30.6)**	**-**	**(30.6)**	(30.1)	-	(30.1)
Adjusted at fixed currency rates	**330.2**	**(0.3)**	**329.9**	409.0	(0.1)	408.9
Special (gains) and charges	**32.4**			25.0		
Reported OI at fixed currency rates	**297.8**			384.0		
Currency impact	**(0.5)**			(7.8)		
Consolidated reported GAAP operating income	**$297.3**			$376.2		

ECOLAB

Please see Ecolab's news release dated April 27, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures.

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